Exhibit 99.3
Clark Group Acquisition A Platform for Growth

Roadshow Presentation The attached slide show was filed with the Securities and Exchange Commission as part of the Form 8-K by Global Logistics Acquisition Corporation ("GLAC") on May 21, 2007. GLAC is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing GLAC's securities, regarding its proposed acquisition of The Clark Group, Inc. ("Clark" or the "Company") and its affiliated subsidiaries, as described in the Form 8-K. The attached slide show, as well as the Form 8-K, will be distributed to attendees of these presentations. BB&T, the managing underwriter of GLAC's initial public offering ("IPO") consummated in February 2006, is assisting GLAC in these efforts without charge, other than the reimbursement of its out-of- pocket expenses. GLAC and its directors and executive officers and BB&T may be deemed to be participants in the solicitation of proxies for the special meeting of GLAC stockholders to be held to approve the acquisition. Stockholders of GLAC and other interested persons are advised to read, when available, GLAC's preliminary Proxy Statement and definitive Proxy Statement in connection with GLAC's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read GLAC's final Prospectus, dated February 15, 2006, for a description of the security holdings of GLAC's officers and directors and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Global Logistics Acquisition Corporation, 330 Madison Avenue, 6th Floor, New York, NY 10017. The preliminary Proxy Statement and definitive Proxy Statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about GLAC, Clark and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of GLAC's and Clark's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with U.S. government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which Clark is engaged; fluctuations in customer demand; intensity of competition from other service providers; general economic conditions; geopolitical events and regulatory changes; as well as other relevant risks detailed in GLAC's filings with the Securities and Exchange Commission, including its reports on Form 10-K. This presentation includes certain financial information (EBITDA) not derived in accordance with generally accepted accounting principles ("GAAP"). GLAC believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of Clark to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. Neither GLAC nor Clark assumes any obligation to update the information contained in this presentation. Investor Presentation - GLAC/Clark Group Safe Harbor Statement

Global Logistics Overview Global Logistics Overview Gregory E. Burns, President and CEO President, Blue Line Advisors, Inc. 15-year Wall Street career as transportation industry analyst Member, Council of Supply Chain Management Professionals CFA, AIMR, NYSSA James J. Martell - Chairman of the Board > 30 years of experience in logistics and transportation UPS/FedEx UTi Worldwide SmartMail Services A publicly traded special purpose acquisition company ("SPAC"), raised $88 mm via IPO in February 2006 11 mm units at $8.00. Each unit: 1 share common, 1 warrant Trades on the AMEX as GLA, GLA.U and GLA.ws As of March 31, 2007 more than $87 mm held in trust account

Clark Group: A Snapshot Leading Provider of Mission-Critical Supply Chain Solutions Clark provides a full suite of service platforms to the media print industry Value-added distribution Transportation management International air and ocean freight forwarding The largest independent (not affiliated with a printer) provider of domestic distribution services to the print media industry The largest consolidator and forwarder of domestic magazines for worldwide distribution The Company's non-asset based operating model provides the flexibility to quickly adapt to evolving customer requirements and industry trends Outstanding, tenured management team led by Tim Teagan

Strong Executive Leadership Timothy Teagan, CEO, Clark Group, Inc. 34 years with Clark and subsidiaries Experience at all levels of organization: management, sales, operations President of North American subsidiary CDS for 23 years Also serves as President of regional subsidiary HDS John Barry - COO, Clark Worldwide Transportation 19 years with Clark and subsidiaries President of International division since 1995 Led international sales at Curtis Circulation, exporting to over 70 countries Export experience in book and magazine verticals for Doubleday Publishing

Clark Group: Transaction Highlights Summary Profitable, Non-Asset Based Business Model Strong Customer Relationships Platform for Future Growth in Heavily Fragmented Industry Clark Management Incentives: Seasoned Team with Rollover Equity Stake GLAC Management Incentives: Motivated to Play Active Role in Clark's Growth Favorable Valuation Metrics

Clark is a Profitable Platform for Growth (in 000's) (in 000's) 2003 2004 2005 2006 2007E Gross revenue Gross revenue Gross revenue $ 58,044 $ 63,850 $ 73,394 $ 76,975 $ 79,739 Freight expense Freight expense Freight expense 32,663 36,597 44,193 47,669 49,078 Net revenue Net revenue Net revenue $ 25,381 $ 27,253 $ 29,201 $ 29,306 $ 30,661 Total operating expenses (a) Total operating expenses (a) Total operating expenses (a) 20,450 20,705 20,375 20,950 21,861 Operating income (EBIT) Operating income (EBIT) Operating income (EBIT) $ 4,931 $ 6,548 $ 8,826 $ 8,356 $ 8,800 D&A 347 371 375 392 403 Capital Expenditures, Net. Capital Expenditures, Net. Capital Expenditures, Net. 231 937 418 478 553 (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow. (a) Includes public company expenses for 4Q07. Excludes goodwill amortization, a portion of owner's compensation, non-recurring severance and non-cash charges related to contingent share escrow.

Clark Enjoys Multiple Growth Opportunities New ownership creates opportunity to move in 7 growth areas: Expand periodical and catalog mail segment Broaden geographical footprint Leverage dense freight to expand into additional industry verticals Build out international/agent business Leverage magazines to enter book distribution Create outsourced transportation management business Establish LTL and TL brokerage division

Favorable Macro Trends Underlie the Clark Opportunity Forwarders operate in large and fragmented markets Growth in world trade is driving international opportunity Outsourcing trend among shippers remains in early stages Clark's non-asset-based model generates an attractive ROIC Significant free cash flow Strong industry fundamentals drive stock performance

The domestic transportation market is large and growing Approximately $1.0 trillion in 2004(1) (1) Council of Supply Chain Management Professionals, 16th Annual State of Logistics Report; graphic above excludes approximately $333 million in carrying costs associated with interest, taxes, obsolescence, depreciation and insurance, transportation costs associated with water and oil pipelines, shipper related costs, and logistics administration costs. Large and Growing Markets Motor Carriers $509B Warehousing $82B Rail $42B Freight Forwarding /Air Cargo $49B Clark Group

Fragmented Forwarding Market Creates Room to Grow Source: JP Morgan Freight Forwarded Market Share Analysis - LTL 2006 Gross Domestic Airfreight Revenues (in millions)

International Trade Growth Expected to Outpace GDP Growth Source - WTO 2006; International Trade Statistics

Outsourcing Trends Remain in Early Stages Source: Capgemini U.S. LLC. 2006 Survey % of Expenditures Directed to Outsourcing

Clark's Non-Asset-Based Model Generates High Returns 3 Yr 2004 2005 2006 Avg FCF as % of EBIT UTIW 80% 53% 101% 78% EAGL -12% 120% 29% 46% CHRW 54% 64% 72% 63% Average 41% 79% 67% 62% Clark 66% 92% 96% 85% EBIT as % of Net Revenue UTIW 21% 25% 24% 23% EAGL 9% 10% 10% 10% CHRW 34% 37% 39% 36% Average 21% 24% 24% 23% Clark 24% 30% 29% 28%

Attractive Model Drives Stock Outperformance (1) BBTCM Comparable Transportation Index includes CHRW, EAGL, EXPD, FWRD, GWR, HUBG, LSTR, PACR, RRA and UTIW. Logistics stocks have significantly outperformed the Russell 2000 and the S&P 500 over the past decade Relative Stock Price Performance - Last Ten Years

Why Clark is the Right Platform for Growth Core vertical provides dense freight Broadly distributed network Comprehensive supply chain solutions Operating discipline, stable ownership Strong cash flow and profitability driven by asset-light model Scalable operations technology

Jim Martell - UTi Worldwide Case Study UTi Worldwide Inc. is an international, non-asset-based global integrated logistics company 1993: Jim Martell helped find the original platform acquisition that today has grown into UTi Worldwide Mr. Martell was one of six original/founding investors along with several current members of UTi's executive management team 1993 - 1998: Jim Martell ran the Americas region for UTi Engineered several international freight forwarding acquisitions in South America Reformed region into global contributor Standardized procedures with focus on becoming the low cost provider For the fiscal year ended January 31, 1998, UTi reported gross revenues of $528.5 million and operating profit of $15.7 million

Jim Martell – SmartMail Case Study

- SmartMail Services provides surface transportation and value-added delivery services for flat mails, catalogs, mailshots and small packets
- August 1999: Jim Martell originates and leads investment group purchase of SmartMail
- Created the internal vision for success
  - Leadership through planning
  - Marketing and sales
  - Focus and standard operating procedures
  - Acquisitions and turnaround
  - Vision on the goal line
- May 2004: Jim Martell leads successful sale to Deutsche Post AG

19

GLOBAL LOGISTICS ACQUISITION CORPORATION

The Clark Platform Operational Breakdown Note: Individual business unit revenues are shown before intracompany eliminations. Clark Revenue Breakdown (CDS) (HDS) The Clark Group, Inc. Domestic Operations Highway Distribution Systems, Inc. (HDS) 2006 Revenue: $30.6 million International Operations Clark Worldwide Transportation, Inc. (CWT) 2006 Revenue: $15.0 million Clark Distribution Systems, Inc. (CDS) 2006 Revenue $50.2 million

CDS Enjoys Strong Customer Loyalty CDS ensures the prompt, accurate, and virtually simultaneous delivery of over 35 million magazines from over 150 printers/publishers to wholesalers across North America. Top 10 customers 13 year average tenure

Clark differentiates itself with industry expertise and the broadest suite of physical services, while leveraging its integrated technology platform. The Clark Platform Differentiated Solutions Offering Its business model utilizes a proprietary IT system, nine distribution centers and over 250 third-party transportation providers Clark Comprehensive Service Offering

The Clark Platform Comprehensive Supply Chain Solutions Clark Hub-and-Spoke Operating Model

The Clark Platform Integrated Service Solutions - CWT International Operations - Clark Worldwide Transportation, Inc. (CWT) Scale consolidator and forwarder of domestic magazines for worldwide distribution Primary function is consolidation and coordination of international freight shipments Handles roughly 75% of forwarder shipped exported monthly magazines (Source; Internal company records) 7% market share of US book export market ^opportunity for growth

Clark has a combined experience pool of 200 years of talented executives and division managers. Strongest and most established senior management team in the industry Promotes long-term customer relationships and strong loyalty Clark's management team has the depth and breadth to support a substantially larger organization. The Clark Platform Proven, Experienced Management Team Management Team Name Title Age Years with Company Timothy Teagan President, CEO 56 34 David Gillis Former COO, Board Member 63 40 John Barry COO, CWT 49 19 George Davenport EVP, CDS 59 25 Philip Friend EVP, CWT 50 15 Charles "Skip" Fischer EVP, HDS 43 1 Edward Karaskevicus SVP, Sales of CDS 59 21 David Miller VP, CIO 48 29 Stephen Spritzer VP, CFO 53 New Hire Lori Fellmer VP - GM CWT 44 1

How We'll Leverage the Platform Expand Domestic Service Platform Geographically South-Central and South Western US Cultivate Customer Base No previous mandate to expand current clientele Grow Import/Export Business Increase domestic book export business (7% currently) Leverage existing relationships to increase imports primarily from Europe and Asia Create Additional Service Offerings Periodical and catalogue mail distribution Selectively Acquire Complementary Businesses Offer cross-selling opportunities among divisions

Acquisition Strategy Operating Goals Increase market share Expand service platforms Leverage customer franchise Diversify customer mix Increase import/export business Financial Goals Scale IT and management platform Leverage equity base Capture multiple arbitrage Drive Scale, ROI and Multiple Expansion

GLAC Oversight Operations, Capital, Strategy, Governance Jim Martell - Chairman of the Board, Chairman of Executive Committee David Gillis - Board Member Timothy Teagan - President and CEO, Board Member Gregory Burns - Chairman of Acquisition/Capital Committee Ed Cook - Chairman of Audit Committee/Governance Maurice Levy - Board Member Don McInnes - Board Member

Preliminary Transaction GLAC/Clark $75.0 mm Purchase Price $72.5 mm in Cash $2.5 mm of restricted stock Access to capital to fuel growth $13 mm in cash on balance sheet post closing $25 mm credit facility Base business generates strong cash flows Purchase Multiple 8.6x multiple TTM adjusted EBITDA of $8.8 mm Fully Diluted Valuation (Share price = $8.00): 13.0x multiple on 2006 EBITDA of $8.8 mm 12.3x multiple on 2007 projected base case EBITDA of $9.2 mm

GLAC Principals Place 1.2 mm Shares in Contingent Trust

Comparable Companies Analysis

Clark Group: Investment Summary Profitable, Non-Asset Based Business Model Strong Customer Relationships Operating Discipline Instilled by Cash Flow-focused Corporate Owner Platform for Future Growth in Heavily Fragmented Industry GLAC Founders Incentivized to Play Active Role in Clark's Growth Favorable Valuation Metrics

Our Strategy GLAC Prospectus, pg 37 Low market share in an overall fragmented market History of profitable operations across the economic cycle Loyal customer base which can be leveraged for additional revenue Strong company reputation in its local, regional or national markets Direct or indirect exposure to expanding world trade and global markets Strong management that can benefit from the years of operational expertise possessed by our management team and advisory group